                                                                     EXHIBIT 3.1
                             File Number 5367-825-4

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                              [LOGO WITH AN EAGLE]

         To all to whom these presents shall come Greeting:

     WHEREAS, ARTICLES OF INCORPORATION OF UNITED TRUST, INC. INCORPORATED UNDER
THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY
OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS,  IN FORCE JULY
1, A.D. 1984.

     Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois by
virtue of the powers vested in me by law, do hereby issue this  certificate  and attach hereto a copy of the Application of the aforesaid corporation.

In   Testimony  Whereof,  I hereto set my hand and cause to be affixed the Great
     Seal of the State of Illinois at the City of Springfield,  this 14th day of
     December  A.D.  1984 and of the  Independence  of the United States the two
     hundred and 9th. (SEAL)

                            /s/ Jim Edgar
                   SECRETARY OF STATE

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            ARTICLES OF INCORPORATION

Pursuant  to the  provisions  of "The  Business  Corporation  Act of 1983",  the
undersigned   incorporator(s)   hereby   adopt   the   following   Articles   of
Incorporation.

ARTICLE ONE    The name of the corporation is United Trust, Inc.

ARTICLE TWO    The  name  and  address  of the  initial  registered  agent  and its registered office are:

          Registered Agent    Richard          Evan          Hart

                             First Name     Middle Name     Last Name

          Registered Office   800 Illinois Building, 6th and Adams Streets

                      Number Street Suite # (A P.O. Box alone is not acceptable)

                           Springfield 62701 Sangamon

                            City    Zip Code   County

ARTICLE THREE  The purpose or purposes  for which the  corporation  is organized are:

     The transaction of any and all lawful businesses for which corporations may be incorporated  under the Business  Corporation Act of Illinois,  including but not limited to the purchase and acquisition of other companies which are engaged in the fields of  insurance  and finance and the conduct of the  business of the companies  so acquired in  accordance  with the  Insurance  Laws of the State of
Illinois and the  organization  and control of a life  insurance  subsidiary  or subsidiaries in accordance with the Insurance Laws of the State of Illinois.

ARTICLE FOUR   Paragraph 1: The authorized shares shall be:

          Class          *Par Value per share        Number of shares authorized

          Common         No par value                        10,000,000
          Preferred      $2.00                                1,500,000

          Paragraph   2:   The   preferences,    qualifications,    limitations,
          restrictions  and the  special  or  relative  rights in respect of the shares of each class are:

               If not  sufficient  space to cover  this  point,  add one or more sheets of this size.

                            See attached Exhibit "A"

ARTICLE FIVE   The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                   *Par Value       Number of shares         Consideration to be
          Class    per share        proposed to be issued    received therefor
          Common   No par value     4,825,000                $193,000.00
                                                    TOTAL    $193,000.00

*A declaration  as to a "par value" is optional.  This space may be marked "n/a"
when no reference to a par value is desired.

ARTICLE SIX    OPTIONAL

               The  number  of  directors  constituting  the  initial  board  of directors  of the  corporation  is  ____________,  and the  names  and addresses of the persons who are to serve as directors until the first annual meeting of  shareholders  or until their  successors be elected and qualify are:

                  Name                   Residential Address

ARTICLE SEVEN  OPTIONAL

               (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever  located will be:
               $

               (b) It is estimated  that the value of the property to be located within the State of Illinois during the following year will be: $

               (c) It is estimated  that the gross amount of business which will be transacted by the  corporation  during the following year will be: $

               (d) It is estimated  that the gross amount of business which will be  transacted  from  places of business in the State of Illinois during the following year will be: $

ARTICLE EIGHT  OTHER PROVISIONS

               Attach a separate  sheet of this size for any other  provision to be  included  in the  Articles  of  Incorporation,  e.g.,  authorizing pre-emptive  rights;  denying cumulative voting;  regulating  internal affairs;  voting majority  requirements;  fixing a duration other than perpetual; etc.

                        NAME & ADDRESSES OF INCORPORATORS

     The  undersigned  incorporator(s)  hereby  declare(s),  under  penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated             12-12             , 1984

           Signatures and Names                  Post Office Address

     1.    /s/ Larry E. Ryherd              1.   1703 Seven Pines Road
                     Signature                                     Street
           Larry E. Ryherd                       Springfield,  Illinois    62704
           Name (please print)                   City/Town      State       Zip

     2.                                     2.
                     Signature                                     Street

           Name (please print)                   City/Town      State       Zip

     3.                                     3.
                     Signature                                     Street

           Name (please print)                   City/Town      State       Zip

(Signatures  must be in ink on original  document.  Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state  of  incorporation  shall  be  shown  and the  execution  shall  be by its
President or  Vice-President  and verified by him, and attested by its Secretary or as Assistant Secretary.

                                   EXHIBIT "A"

                            ARTICLES OF INCORPORATION

                               UNITED TRUST, INC.
                                  ARTICLE FOUR
                                   Paragraph 2

Paragraph 2: The preferences, qualifications,  limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                         Common Stock, without par value
                                ("Common Stock")

     The  holders  of shares  of  Common  Stock  shall  have such  rights as are provided  by law and shall be  entitled  to one vote for each such share held by them; subject, however, to the applicable express terms of the Preferred Stock.

                  9% Noncumulative, Convertible Preferred Stock
                            par value $2.00 per share
                               ("Preferred Stock")

     (a)  Dividends.  The  holders of the  Preferred  Stock shall be entitled to receive,  if, when and as declared  by the Board of  Directors  of the
          Corporation out of funds legally  available  therefor,  cash dividends upon each share held at the rate of, but not exceeding,  9% of the par value thereof for each fiscal year of the Corporation in preference to and in priority  over  dividends  (other than stock  dividends) on all other  classes  of stock of the  Corporation.  Such  dividends  on the
          Preferred Stock shall be  noncumulative  from the date upon which such shares of Preferred Stock were originally issued.

     (b)  Voting Rights.  Cumulative voting rights of all shareholders  shall be
          eliminated  in  all  circumstances.   The  Preferred  Stock  shall  be
          nonvoting, except as required by law.

     (b)  Liquidation.  In the event of any liquidation,  dissolution or winding up of the affairs of the  Corporation,  the  holders of the  Preferred
          Stock  shall  be  entitled  to  receive  out  of  the  assets  of  the
          Corporation, whether from capital, surplus or earnings, and before any distribution  shall be made to the holders of any other class of stock of the  Corporation,  the sum of Ten  Dollars  ($10.00)  for each such share of Preferred Stock so held, together with an amount equal to any unpaid  dividends,  accumulated  or  accrued  thereon  to the  date of
          dissolution,   which  have  been  earned  and  declared,  but  without
          interest,  and no more.  In case  the net  assets  of the  Corporation legally available therefor are insufficient to permit the payment upon all  outstanding  shares of Preferred  Stock to the full  preferential amount to which they are respectively  entitled,  then such net assets shall be distributed  ratably to all  outstanding  shares of Preferred
          Stock in  proportion  to the full  preferential  amount to which  each share is entitled.  After payment to holders of Preferred Stock of the full preferential amounts as aforesaid, holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the  Corporation.

     Consolidation  or  merger  of  the  Corporation  with  or  into  any  other corporation, or the sale of all or substantially all of its assets, shall not be deemed to be a liquidation,  dissolution or winding up of the Corporation within the meaning of this paragraph (c).

     (c)  Conversion.  The  Preferred  Stock  may,  at the  option of the holder thereof, be converted into shares of Common Stock,  without par value, of the Corporation upon the following terms:

          (1)  Each holder of the Preferred  Stock may so convert said Preferred
               Stock within a period of six (6) months following the termination of the initial public offering of securities of the  Corporation, such time period for  conversion  being referred to herein as the
               "Conversion Period." The Corporation,  at its option expressed by resolution of its Board of Directors,  may extend the  Conversion
               Period as the Board in its discretion may deem advisable.

          (2)  Any holder of any shares of Preferred  Stock  desiring to convert said shares as herein  provided,  shall,  during said  Conversion
               Period,  deliver,  duly  endorsed in blank,  the  certificate  or certificates  representing  the  shares  to be  converted  to the
               Secretary of the  Corporation at the  Corporation's  home office, and at the same time  notify the  Secretary  in writing  over his signature  that he desires to convert  his shares  into shares of
               Common Stock,  without par value, of the Corporation  pursuant to these provisions.

          (3)  Upon receipt by the  Secretary of a certificate  or  certificates representing  shares of Preferred  Stock of the Corporation and a notice that the holder  thereof  desires to convert the same, the
               Corporation  shall forthwith cause to be issued to the holders of the Preferred Stock  surrendering  same, two (2) shares of Common
               Stock,  without par value,  of the  Corporation for each share of
               Preferred Stock surrendered,  or if the corporation has had a two for one stock split of the Common Shares outstanding prior to any
               Preferred Stock being  surrendered for conversion the Corporation shall  forthwith  cause  to be  issued  to the  holders  of  such
               Preferred  Stock  surrendering  same,  four (4)  shares of Common
               Stock  without par value,  of the  corporation  for each share of
               Preferred Stock  surrendered,  and shall deliver to such holder a certificate  in due form for such shares of Common Stock  without par value.

          (4)  Shares of Preferred Stock converted hereunder shall revert to the status of unissued shares and shall not be reissued.

          (5)  The Corporation  shall set aside and reserve a sufficient  number of shares of Common Stock, without par value, to be issued in the event holders of the Preferred  Stock exercise  their  conversion rights.

     (d)  Redemption.  The Corporation at its option  expressed by resolution of its Board of  Directors,  may call and redeem all or from time to time any part of the shares of Preferred  Stock not converted by the end of the Conversion  Period, by payment of the call and redemption price of
          $10.00 per share.

     Notice of each such  redemption of shares of Preferred Stock shall be given by the Corporation by mailing by certified mail, postage prepaid, a copy thereof at least thirty (30) days prior to the redemption  date to the holders of record of  Preferred  Stock  so to be  redeemed  at  their  respective  addresses  then appearing on the books of the  Corporation.  If less than all of the outstanding shares of Preferred Stock are to be redeemed, the shares to be redeemed shall be chosen by lot or pro rata, as the Board of Directors may determine.

          All shares of Preferred  Stock which shall have been redeemed shall be retired and not reissued.

     (e)  Pre-Emptive  Rights. No shareholder of this Corporation shall have any pre-emptive  or  preferential  right to purchase or  subscribe  to any shares  of any  class  of this  Corporation,  now or  hereafter  to be authorized,  or any  notes,  debentures,  bonds  or  other  securities convertible into or carrying options or warrants to purchase shares of any class,  now, or  hereafter  to be  authorized,  whether or not the issue of any such notes, debentures,  bonds or other securities, would adversely  affect the dividend or voting  rights of such  shareholder, other  than such  rights,  if any,  as the Board of  Directors  in its discretion from time to time may grant, and at such price as the Board of Directors in its discretion may fix; and the Board of Directors may issue  shares  of  any  class  of  this  Corporation,  or  any  notes, debentures,  bonds or other  securities  convertible  into or carrying options or warrants to purchase shares of any class,  without offering any such  shares or  securities,  either  in whole or in part,  to the existing shareholders of any class.

     (g)  Transfer  Limitations.  The promoters or organizers of the Corporation may  not  sell  any of  their  shares  of the  corporation  (1)  until
          $1,000,000 of annual premium income has been attained by a corporation yet to be  formed  which  will be a  wholly  owned  subsidiary  of the corporation,  whose  purpose will be to sell life  insurance,  and (2)
          until one year after the release of their shares from escrow.

                             File Number 5367-825-4

                               STATE OF ILLINOIIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                              [LOGO WITH AN EAGLE]

     Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                               UNITED TRUST, INC.

INCORPORATED  UNDER THE LAWS OF THE  STATE OF  ILLINOIS  HAVE BEEN  FILED IN THE
OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS  CORPORATION ACT OF
ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now  Therefore,  I, Jim Edgar,  Secretary of State of the State of Illinois,  by
virtue of the powers vested in me by law, do hereby issue this  certificate  and attach hereto a copy of the Application of the aforesaid corporation.

     IN   TESTIMONY  WHEREOF,  I hereto set my hand and cause to be affixed  the
          Great Seal of the State of Illinois, at the City of Springfield,  this
          20th day of November A.D. 1987 and of the  Independence  of the United
          States the two hundred and 12th.

     (SEAL)
                                                   /s/ Jim Edgar
                                                       SECRETARY OF STATE

                             File Number 5367-825-4

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                              ARTICLES OF AMENDMENT

Pursuant  to the  provisions  of "The  Business  Corporation  Act of 1983",  the
undersigned  corporation  hereby  adopts  these  Articles  of  Amendment  to its
Articles of Incorporation.

ARTICLE ONE    The name of the corporation is United Trust, Inc.

                                                                        (Note 1)

ARTICLE TWO    The following amendment of the Articles of Incorporation was adopted on September 1, 1987 in the manner indicated below. ("X" one box only.)

     |_|  By a majority of the  incorporators,  provided no directors were named in the articles of  incorporation  and no directors have been elected;
          or by a majority of the board of directors, in accordance with Section
          10.10,  the  corporation  having  issued  no  shares as of the time of adoption of this amendment;

                                                                        (Note 2)

     |X|  By a majority of the board of directors,  in  accordance  with Section
          10.15,  shares  having  been issued but  shareholder  action not being required  for  the  adoption  of the  amendment;

                                                                        (Note 3)

     |_|  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors  having been duly adopted and  submitted to the shareholders. At a meeting of shareholders,  not less than the minimum
          number  of  votes   required  by  statute  and  by  the   articles  of
          incorporation were voted in favor of the amendment;

                                                                        (Note 4)

     |_|  By the  shareholders,  in accordance  with Sections  10.20 and 7.10, a resolution  of the board of  directors  having  been duly  adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not  consented in writing have been given  notice in  accordance  with
          Section 7.10;

                                                                        (Note 4)

     |_|  By the  shareholders,  in accordance  with Sections  10.20 and 7.10, a resolution  of the  board of  directors  have been  duly  adopted  and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 4)

                               (INSERT AMENDMENT)

(Any  article  being  amended  is  required  to be set  forth in its  entirety.)
(Suggested  language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

---------------------------------------------------------------------------------------------------------------------------------------
                                   (NEW NAME)
                 All changes other than name, include on page 2
                                     (over)

                                     Page 2

                                   Resolution

                    Resolved,  that the Articles of  Incorporation be amended so
               that  the  aggregate   number  of  shares  of  common  stock  the
               Corporation is authorized to issue is increased  from  10,000,000 to 20,000,000.

                                     Page 3

ARTICLE THREE  The manner in which any exchange, reclassification or cancellation of issued shares,  or a reduction of the number of authorized shares of any class  below the number of issued  shares of that  class,  provided  for or effected by this amendment,  is as follows: (If not applicable,  insert "No change")

                                    No Change

ARTICLE FOUR   (a) The  manner in which  said  amendment  effects a change in the amount of  paid-in  capital  (Paid-in  capital  replaces  the terms  Stated
     Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    No Change

               (b)  The amount of paid-in capital (Paid in Capital  replaces the terms Stated Capital and Pain in Surplus and is equal to the total of these  accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    No Change

                                         Before Amendment  After Amendment

               Paid-in Capital           $_______________  $______________

                       (Complete either Item 1 or 2 below)

(1)  The  undersigned  corporation has caused these articles to be signed by its duly authorized officers,  each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated    November 20th, 1987                      United Trust, Inc.
                                                  (Exact Name of Corporation)

attested by       /s/ Thomas F. Morrow            by       /s/ Larry E. Ryherd
(Signature of Secretary or Assistant Secretary)  (Signature of President or Vice President)

         Thomas F. Morrow, Secretary              Larry E. Ryherd, President
         (Type or Print Name and Title)           (Type or Print Name and Title)

(2)  If amendment is authorized by the  incorporators,  the  incorporators  must sign below.

                                       OR

If amendment is authorized  by the  directors and there are no officers,  then a majority of the  directors or such  directors as may be designated by the board, must sign below

The  undersigned  affirms,  under  penalties  of perjury,  that the facts stated
herein are true.

Dated __________________, 19 ______

---------------------------------           ------------------------------

---------------------------------           ------------------------------

---------------------------------           ------------------------------

---------------------------------           ------------------------------

                                     Page 4

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact  corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:  Incorporators  are permitted to adopt amendments ONLY before any shares have been issued and before any  directors  have been named or elected.  (ss.
     10.10)

NOTE 3: Directors may adopt amendments without shareholder  approval in only six instances, as follows:

     (a)  to remove the names and  addresses of directors  named in the articles of incorporation;

     (b)  to remove the name and  address of the  initial  registered  agent and registered  office,  provided a  statement  pursuant toss.5.10 is also filed;

     (c)  to split the issued  whole shares and  unissued  authorized  shares by multiplying  them by a whole number,  so long as no class or series is adversely affected thereby;

     (d)  to change the corporation name by substituting the word "corporation",
          "incorporated",  "company",  "limited",  or the abbreviation  "corp.",
          "inc.",  "co.",  or "ltd." for a similar word or  abbreviation  in the name or by adding a geographical attribution to the name;

     (e)  to  reduce  the   authorized   shares  of  any  class  pursuant  to  a
          cancellation statement filed in accordance withss.9.05;

     (f)  to  restate  the  articles  of  incorporation  as  currently  amended.
          (ss.10.15)

NOTE 4: All amendments not adopted underss.10.10 orss.10.15 require (1) that the board of directors adopt a resolution  setting forth the proposed amendment and (2) that the shareholders approve the amendment.

     Shareholder approval may be (1) by vote at a shareholders'  meeting (either annual or special) or (2) by consent, in writing, without a meeting.

     To be adopted,  the amendment must receive the affirmative  vote or consent of the holders of at least 2/3 of the  outstanding  shares entitled to vote on the  amendment  (but if class voting  applies,  then also at least a 2/3 vote within each class is required).

     The articles of  incorporation  may supercede the 2/3 vote  requirement  by specifying any smaller or larger vote  requirement not less than a majority of the  outstanding  shares  entitled  to vote and not less than a majority within each class when class voting applies. (ss.10.20)

NOTE 5: When shareholder  approval is by written consent,  all shareholders must be given  notice  of the  proposed  amendment  at least 5 days  before  the consent is signed.  If the amendment is adopted,  shareholders who have not signed  the  consent  must  be  promptly  notified  of the  passage  of the amendment. (ss.ss.7.10 & 10.20)

                             File Number 5367-825-4

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                              [LOGO WITH AN EAGLE]

     WHEREAS,  ARTICLES OF AMENDMENT TO THE ARTICLES OF  INCORPORATION OF UNITED
TRUST, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED
IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS  CORPORATION
ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

     Now  Therefore,  I,  George  H.  Ryan,  Secretary  of State of the State of
Illinois  by virtue of the  powers  vested in me by law,  do hereby  issue  this certificate  and  attach  hereto  a copy  of the  Application  of the  aforesaid corporation.

In   Testimony  Whereof,  I hereto set my hand and cause to be affixed the Great
     Seal of the State of Illinois at the City of  Springfield,  this 6th day of
     December  A.D.  1991 and of the  Independence  of the United States the two
     hundred and 16th.

     (SEAL)

                                                     /s/ George H. Ryan
                                                     SECRETARY OF STATE

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                            UNITED TRUST GROUP, INC.

1. CORPORATE NAME:             UNITED TRUST, INC.

2. MANNER OF ADOPTION OF AMENDMENT:

     The following  amendment of the Articles of Incorporation was adopted April
     9 , 1991 in the manner indicated below. ("X" one box only)

     |_|  By a majority of the  incorporators,  provided no directors were named in the articles of  incorporation  and no directors have been elected;
          or by a majority of the board of directors, in accordance with Section
          10.10,  the  corporation  having  issued  no  shares as of the time of adoption of this amendment;

                                                                        (Note 2)

     |_|  By a majority of the board of directors,  in  accordance  with Section
          10.15,  shares  having  been issued but  shareholder  action not being required for the adoption of the amendment;

                                                                        (Note 3)

     |X|  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors  having been duly adopted and  submitted to the shareholders. At a meeting of shareholders,  not less than the minimum
          number  of  votes   required  by  statute  and  by  the   articles  of
          incorporation were voted in favor of the amendment;

                                                                        (Note 4)

     |_|  By the  shareholders,  in accordance  with Sections  10.20 and 7.10, a resolution  of the board of  directors  having  been duly  adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not  consented in writing have been given  notice in  accordance  with
          Section 7.10;

                                                                        (Note 4)

     |_|  By the  shareholders,  in accordance  with Sections  10.20 and 7.10, a resolution  of the board of  directors  having  been duly  adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 4)

                               (INSERT AMENDMENT)

(Any  article  being  amended  is  required  to be set  forth in its  entirety.)
(Suggested  language for an amendment to change the corporate  name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

---------------------------------------------------------------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2

                                     (over)

                                   Resolution

                    Resolved,  that the  Articles  of  Incorporation  of  United
               Trust,  Inc. be amended so that the aggregate number of shares of common stock the  Corporation is authorized to issue is increased from 20,000,000 to 25,000,000.

3.   The  manner in which any  exchange,  reclassification  or  cancellation  of issued  shares,  or a reduction of the number of  authorized  shares of any class  below the number of issued  shares of that  class,  provided  for or effected by this amendment,  is as follows: (If not applicable,  insert "No change")

                                    No Change

4.   (a) The  manner in which said  amendment  effects a change in the amount of paid-in  capital  (Paid-in  capital  replaces the terms Stated  Capital and
     Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")

                                    No Change

     (b)  The amount of paid-in  capital  (Paid in  Capital  replaces  the terms
          Stated  Capital and Pain in Surplus and is equal to the total of these accounts)  as  changed  by  this  amendment  is as  follows:  (If  not applicable, insert "No change")

                                    No Change

                                             Before Amendment  After Amendment

                   Paid-in Capital           $_______________  $______________

                       (Complete either Item 5 or 6 below)

5.   The  undersigned  corporation has caused these articles to be signed by its duly authorized officers,  each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated November 25, 1991                                   United Trust, Inc.
                                                     (Exact Name of Corporation)

attested by /s/ Thomas F. Morrow                  by /s/ Thomas F. Morrow
(Signature of Secretary or Assistant Secretary)   (Signature of President or Vice President)

         Thomas F. Morrow, Secretary              Thomas F. Morrow, President
         (Type or Print Name and Title)           (Type or Print Name and Title)

6.   If amendment is authorized by the  incorporators,  the  incorporators  must sign below.

                                       OR

If amendment is authorized  by the  directors and there are no officers,  then a majority of the  directors or such  directors as may be designated by the board, must sign below.

The  undersigned  affirms,  under  penalties  of perjury,  that the facts stated
herein are true.

Dated __________________, 19 ______

-----------------------------------         --------------------------------

-----------------------------------         --------------------------------

-----------------------------------         --------------------------------

-----------------------------------         --------------------------------

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                              [LOGO WITH AN EAGLE]

     WHEREAS,  ARTICLES OF AMENDMENT TO THE ARTICLES OF  INCORPORATION OF UNITED
TRUST, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED
IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS  CORPORATION
ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

     Now  Therefore,  I,  George  H.  Ryan,  Secretary  of State of the State of
Illinois by virtue of the powers vested in me by law,
do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In   Testimony  Whereof,  I hereto set my hand and cause to be affixed  the
          Great Seal of the State of Illinois at the City of  Springfield,  this
          30th day of March  A.D.  1993 and of the  Independence  of the  United
          States the two hundred and 17th.

         (SEAL)

                                                     /s/ George H. Ryan
                                                     SECRETARY OF STATE

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                            UNITED TRUST GROUP, INC.

1. CORPORATE NAME:             United Trust, Inc.

2. MANNER OF ADOPTION OF AMENDMENT:

     The following  amendment of the Articles of Incorporation was adopted March
     17 , 1993 in the manner indicated below. ("X" one box only)

          |_|  By a majority of the  incorporators,  provided no directors  were named in the articles of incorporation and no directors have been elected;  or  by  a  majority  of  the  board  of  directors,  in accordance with Section 10.10,  the corporation  having issued no shares as of the time of adoption of this amendment;

                                                                        (Note 2)

          |_|  By a  majority  of the board of  directors,  in  accordance  with
               Section 10.15,  shares having been issued but shareholder  action not being required for the adoption of the amendment;

                                                                        (Note 3)

          |X|  By  the  shareholders,   in  accordance  with  Section  10.20,  a
               resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders,  not less than the minimum  number of votes required by statute and by the  articles  of  incorporation  were  voted  in  favor  of  the amendment;

                                                                        (Note 4)

          |_|  By the shareholders,  in accordance with Sections 10.20 and 7.10, a resolution  of the board of directors  having been duly adopted and submitted to the shareholders.  A consent in writing has been signed by shareholders having not less than the minimum number of votes  required by statute and by the articles of  incorporation.
               Shareholders  who have not  consented  in writing have been given notice in accordance with Section 7.10;

                                                                        (Note 4)

          |_|  By the shareholders,  in accordance with Sections 10.20 and 7.10, a resolution  of the board of directors  having been duly adopted and submitted to the shareholders.  A consent in writing has been
               signed  by  all  the  shareholders   entitled  to  vote  on  this
               amendment.

                                                                        (Note 4)

When amendment  effects a name change,  insert the new corporate name below. Use
Page 2 for all other amendments.

Article 1:  The name of the corporation is:

---------------------------------------------------------------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                Text of Amendment

     (Any article being amended is required to be set forth in its entirety)

                         See Exhibit A attached hereto.

3.   The  manner in which any  exchange,  reclassification  or  cancellation  of issued  shares,  or a reduction of the number of  authorized  shares of any class  below the number of issued  shares of that  class,  provided  for or effected by this amendment,  is as follows: (If not applicable,  insert "No change")

                                    No Change

4.   (a) The  manner in which said  amendment  effects a change in the amount of paid-in  capital  (Paid-in  capital  replaces the terms Stated  Capital and
     Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")

                                    No Change

     (b) The  amount of paid-in  capital  (Paid in  Capital  replaces  the terms
     Stated  Capital  and Pain in  Surplus  and is  equal to the  total of these accounts) as changed by this amendment is as follows:  (If not  applicable, insert "No change")

                                    No Change

                                              Before Amendment  After Amendment

                    Paid-in Capital           $_______________  $______________

                   (Complete either Item 5 or 6 below)

5.   The  undersigned  corporation has caused these articles to be signed by its duly authorized officers,  each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated   March     , 1993                                   United Trust, Inc.
                                                     (Exact Name of Corporation)

attested by  /s/ George E. Francis                by  /s/ Larry E. Ryherd
(Signature of Secretary or Assistant Secretary)   (Signature of President or Vice President)

         George E. Francis, Secretary             Larry E. Ryherd, President
         (Type or Print Name and Title)           (Type or Print Name and Title)

6.   If amendment is authorized by the  incorporators,  the  incorporators  must sign below.

                                       OR

If amendment is authorized  by the  directors and there are no officers,  then a majority of the  directors or such  directors as may be designated by the board, must sign belowl

The  undersigned  affirms,  under  penalties  of perjury,  that the facts stated
herein are true.

Dated __________________, 19 ______
---------------------------------           ------------------------------

---------------------------------           ------------------------------

---------------------------------           ------------------------------

---------------------------------           ------------------------------

                                    EXHIBIT A

                              PROPOSED AMENDMENT TO
                            ARTICLES OF INCORPORATION

     On October  30,  1992,  the Board of  Directors  found  that the  following proposed  amendment to the Articles of Incorporation was in the best interest of the Company and directed that it be submitted to the shareholders:

     RESOLVED,  that the  Articles of  Incorporation  of United  Trust,  Inc. be
     amended as follows:

     1.   Article FOUR of the Articles of  Incorporation  of United Trust,  Inc.
          shall be deleted and in its place the following shall be substituted:

                                  ARTICLE FOUR

Paragraph 1: The aggregate  number of shares which the corporation is authorized to issue is 35,150,000 divided into two classes.  The designation of each class, the number of shares of each class,  and the par value, if any, of the shares of each class,  or a  statement  that the shares of any class are without par value are as follows:

                                                       Par value per share or
             Series               Number of            statement that shares are
Class        (if any)             shares               without par value

Common       None                 35,000,000           Without par value

Preferred    To be fixed             150,000           $100
             by the Board
             of Directors

Paragraph 2: The preferences, qualifications,  limitations, restrictions and the special or relative rights in respect of the shares of each class are:

Common       None

Preferred    The Preferred  Stock is senior to the Common Stock and the Common
             Stock is subject to the rights and preferences of the Preferred Stock.

Paragraph 3: PREFERRED STOCK. The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and  preferences  of the Preferred
Stock as hereinafter set forth.

Series - The  Preferred  Stock  may be  issued  from time to time in one or more series in any manner  permitted by law, as  determined  from time to time by the
Board of Directors and stated in the resolution or resolutions providing for the issuance of such stock  adopted by the Board of Directors  pursuant to authority hereby vested in it, each series to be  appropriately  designated,  prior to the issuance of any shares thereof,  by some  distinguishing  letter or number.  All shares of each  series of  Preferred  Stock  shall be alike in every  particular
(except as to the dates from which  dividends  shall  commence to  accrue).  All shares  of  Preferred  Stock  shall be of equal  rank and have the same  powers, preferences  and  rights,  and  shall be  subject  to the  same  qualifications, limitations,  and  restrictions,  without  distinction  between  the  shares  of different  series thereof,  except only in regard to the following  particulars, which may be different in different series:

     (a)  the annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

     (b)  the amount or amounts payable upon  redemption  thereof and the manner in which the same may be redeemed;

     (c)  the amount or amounts payable to holders thereof upon any voluntary or
          involuntary   liquidation,   dissolution,   or   winding   up  of  the
          corporation;

     (d)  the  provisions  relative  to a sinking  fund,  if any,  with  respect thereto;

     (e)  the terms and rates of conversion or exchange thereof,  if convertible or exchangeable; and

     (f)  the provisions as to voting rights, if any;

provided that if the stated dividends and amounts payable on liquidation are not paid in full,  the  shares of all  series of the  Preferred  Stock  shall  share ratably  in  the  payment  of  dividends  including  accumulation,  if  any,  in accordance  with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any  distribution of assets other than by way of  dividends  in  accordance  with the sums which  would be payable on such distribution if all sums payable were discharged in full.

The  designation of each  particular  series of Preferred Stock and its terms in respect of the foregoing  particulars shall be fixed and determined by the Board of Directors  in any manner  permitted  by law and stated in the  resolution  or resolutions  providing  for the  issuance of such stock  adopted by the Board of
Directors  pursuant to authority  hereby vested in it, before any shares of such series are  issued,  and shall be set forth in full or  summarized  on the stock certificates  for such  series.  The  Board of  Directors  may from time to time increase the number of shares of any series of Preferred  Stock already  created by providing that any unissued shares of Preferred  Stock shall  constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding)  the  number of shares of any  series of  Preferred  Stock  already created by providing that any unissued shares previously assigned to such series shall no  longer  constitute  part  thereof.  The Board of  Directors  is hereby empowered to classify or reclassify  any unissued  Preferred  Stock by fixing or altering the terms thereof in respect of the above-mentioned  particulars and by assigning  the same to an  existing  or newly  created  series from time to time before the issuance of such stock.

Dividends - The holders of  Preferred  Stock of each series shall be entitled to receive,  out of any  funds  legally  available  for the  purpose,  when  and as declared  by the Board of  Directors,  cash  dividends  thereon at such rate per annum as shall be fixed by resolution of the Board of Directors for such series, and no more,  payable as determined by the Board of Directors in the  resolution creating such series.  Such dividends shall be cumulative or non-cumulative,  as determined  by the Board of  Directors in fixing the rights and  preferences  of such  series,  and if  cumulative  shall be  deemed  to  accrue  from day to day regardless  of whether or not earned or declared,  and shall  commence to accrue with respect to each share of Preferred  Stock from such date or dates as may be fixed by the Board of Directors prior to the issue thereof.

In no event, so long as any Preferred Stock shall remain outstanding,  shall any dividend  whatsoever  (other than a dividend  payable in shares of stock ranking junior to the  Preferred  Stock as to the  dividends  and assets) be declared or paid upon,  nor shall any  distribution  be made or  ordered in respect  of, the
Common Stock or any class of stock ranking  junior to the Preferred  Stock as to dividends or assets,  nor shall any moneys (other than the net proceeds received from the sale of stock ranking junior to the Preferred Stock as to dividends and assets) be set aside for or applied to the  purchase  or  redemption  (through a sinking  fund or  otherwise)  or shares of Common Stock or of any other class of stock ranking junior to the Preferred Stock as to dividends or assets, unless

     (i) all  dividends on the  Preferred  Stock of all series for past dividend periods shall have been paid and the full dividend on all outstanding  shares of
Preferred  Stock of all series for the then current  dividend  period shall have been paid or declared and set apart for payment; and

     (ii) the corporation shall have set aside all amounts, if any,  theretofore required to be set aside as and for sinking  funds,  if any,  for the  Preferred
Stock of all series for the then  current  year,  and all  defaults,  if any, in complying with any such sinking fund  requirements  in respect of previous years shall have been made good.

Redemption - The  corporation,  at the option of the Board of Directors,  may at any time  redeem  the  whole,  or from time to time may  redeem  any part of any series of Preferred Stock by paying therefor in cash the amount which shall have been  determined by the Board of  Directors,  in the  resolution or  resolutions authorizing  such series,  to be payable upon the  redemption  of such shares at such time.  Redemption  may be made of the whole or any part of the  outstanding shares of any one or more series,  in the  discretion of the Board of Directors;
if the  redemption  be a part of a  series,  the  shares to be  redeemed  may be selected by lot,  or all of the shares of such series may be redeemed  pro rata, in such manner as may be prescribed by resolutions of the Board of Directors.

Subject to the foregoing provisions and to any qualifications,  limitations,  or restrictions applicable to any particular series of Preferred Stock which may be stated in the  resolution  or  resolutions  providing  for the  issuance of such series,  the Board of Directors  shall have  authority to prescribe from time to time the manner in which any series of Preferred Stock shall be redeemed.

Liquidation  -  Upon  any   liquidation,   dissolution  or  winding  up  of  the
corporation,  whether  voluntary or  involuntary,  the  Preferred  Stock of each series shall be entitled,  before any  distribution  shall be made to the Common
Stock or to any  other  class  of  stock  junior  to the  Preferred  Stock as to dividends or assets to be paid the full preferential amount or amounts fixed the
Board of Directors for such series as herein authorized, but the Preferred Stock shall not be entitled to any further  payment and any remaining net assets shall be distributed  ratably to the holders of the outstanding  Common Stock. If upon such  liquidation,  dissolution  or  winding  up  of  the  corporation,  whether
voluntary  or  involuntary,   the  net  assets  of  the  corporation   shall  be
insufficient to permit the payment to the holders of all  outstanding  shares of
Preferred Stock of all series of the full preferential amounts to which they are respectively  entitled,  then the entire net assets of the corporation  shall be distributed  ratably to the holders of all outstanding shares of Preferred Stock in  proportion  to the full  preferential  amount to which  each  such  share is entitled.  Neither a consolidation  nor a merger of the corporation with or into any corporation or corporations nor the sale of all or substantially  all of the assets of the  corporation  shall be deemed to be a liquidation,  dissolution or winding up within the meaning of this clause.

Voting - The holders of the Preferred  Stock of each series shall be entitled to such  voting  rights,  if any, as shall be fixed by  resolution  of the Board of
Directors in creating such series. If so provided in the resolution creating any series of Preferred Stock, the shares of such series may be nonvoting.

Conversion or Exchange - Any series of Preferred  Stock may be made  convertible into, or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or classes or any other  series of the same or any other  class or  classes of stock of the corporation,  at such price or prices or at such rate or rates of  exchange  and with  such  adjustments  as shall be  stated in the  resolution  or  resolutions providing for the issuance of such stock adopted by the Board of Directors.

Paragraph 4: COMMON STOCK.  The holders of the Common Stock shall be entitled to receive such  dividends as the Board of Directors may declare from time to time, provided  that any and all preferred  dividends on the  Preferred  Stock for the then current  quarter  have been  theretofore  set aside or paid,  and all prior quarterly  dividends  on the  Preferred  Stock have been paid in full.  Upon the liquidation of the  corporation,  the holders of the Common Stock shall receive, share and share alike, all of the net assets of the corporation  remaining after the payment of the liquidation  preference payable with respect to the Preferred
Stock.  The Common Stock shall not be subject to redemption or retirement.  Each holder of the Common  Stock shall be entitled to one vote for each share of such stock standing in his name on the books of the  corporation.  The holders of the
Common  Stock  shall  not have  cumulative  voting  rights  in the  election  of directors.

Paragraph 5: NO PRE-EMPTIVE  RIGHTS.  No stockholder of the  corporation  shall, because  of his  ownership  of  stock,  have a  pre-emptive  or  other  right to purchase,  subscribe for or take any part of any stock or any part of the notes, debentures,  bonds, or other securities  convertible into or carrying options or warrants to purchase stock of the corporation. Any part of the capital stock and any part of the notes, debentures, bonds or other securities convertible into or carrying the Articles of Incorporation or any amendment thereto, may at any time be  issued,  optioned  for  sale,  and sold or  disposed  of by the  corporation pursuant to  resolutions of its Board of Directors to such persons and upon such terms as may to such Board seem  proper  without  first  offering  such stock or securities or any part thereof to existing stockholders.

                             File Number 5367-825-4

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

     WHEREAS,  ARTICLES OF MERGER OF UNITED TRUST, INC.  INCORPORATED  UNDER THE
LAWS OF THE STATE OF ILLINOIS  HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF
STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS,  IN FORCE JULY 1,
A.D. 1984.

     Now Therefore,  I, Jesse White, Secretary of State of the State of Illinois
by virtue of the powers  vested in me by law, do hereby  issue this  certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In   Testimony  Whereof,  I hereto set my hand and cause to be affixed  the
          Great Seal of the State of Illinois at the City of  Springfield,  this
          28th day of July  A.D.  1999  and of the  Independence  of the  United
          States the two hundred and 24th.

         (SEAL)

                                                     /s/ Jesse White
                                                     SECRETARY OF STATE

                               ARTICLES OF MERGER
                            CONSOLIDATION OR EXCHANGE

Names of the corporation  proposing to merge,  and the state or country of their incorporation:

      Name of Corporation         State or Country           Corporation
                                  of Incorporation           File Number

      United Trust, Inc.          Illinois                            5367-825-4

      United Income, Inc.         Ohio                                711653
---------------------------------------------------------------------------------------------------------------------------------------

The laws of the state or country under which each  corporation  is  incorporated
permits        such       merger,        consolidation        or       exchange.

---------------------------------------------------------------------------------------------------------------------------------------

3.   (a) Name of the surviving corporation:   United Trust, Inc.

     (b) it shall be governed by the laws of:   Illinois

---------------------------------------------------------------------------------------------------------------------------------------

 If not sufficient space to cover this point, add one or more sheets of this size.

Plan of merger is as follows:

         See attached:

Please note that pursuant to the Agreement  and Plan of  Reorganization  and the
Articles of Merger and  simultaneous  to the merger of United Income,  Inc. into
United Trust, Inc. (the surviving  Illinois  company) that United Trust,  Inc.'s name was changed to United Trust Group, Inc.

5.   Plan of  merger  was  approved  as to each  corporation  not  organized  in
     Illinois,  in  compliance  with the  laws of the  state  under  which it is organized, and as to each Illinois corporation, as follows:

          (The following  items are not applicable to mergers underss.11.30 - 90%
          owned subsidiary provisions. See Article 7.)

         (Only "X" one box for each Illinois corporation)

                  By the shareholders, a
                  resolution of the board of
                  directors having been duly        By written consent of the
                  adopted and submitted to a        shareholders having not less
                  vote at a meeting of share-       than the minimum number of
                  holders.  Not less than the       votes required by statute and      By written consent
                  minimum number of votes           by the articles of incorporation.  of ALL the share-
                  required by statute and by        Shareholders who have not          holders entitled to
                  the articles of incorporation     consented in writing have          vote on the action,
                  voted in favor of the action      been given notice in accord-       in accordance with
                  taken.            (ss.11.20)        ance withss.7.10   (ss.11.20)       ss.7.10 andss.11.20
Name of
Corporation

United Trust, Inc.         |X|                                |_|                                |_|
------------               |-|                                |-|                                |-|
------------               |-|                                |-|                                |-|
------------               |-|                                |-|                                |-|
------------               |-|                                |-|                                |-|
---------------------------------------------------------------------------------------------------------------------------------------

6.   (Not applicable if surviving,  new or acquiring  corporation is an Illinois corporation)

     It is agreed that,  upon and after the issuance of a certificate of merger, consolidation  or  exchange  by the  Secretary  of  State  of the  State of
     Illinois:

     a.   The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the  enforcement of any obligation of any corporation organized under the laws of the State of
          Illinois which is a party to the merger, consolidation or exchange and in any  proceeding  for the  enforcement of the rights of a dissenting shareholder of any such  corporation  organized  under the laws of the
          State of Illinois against the surviving, new or acquiring corporation.

     b.   The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving,  new or acquiring corporation to accept service of process in any such proceedings, and

     c.   The surviving,  new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business  Corporation  Act of 1983" of the State of
          Illinois  with  respect  to the  rights  of  dissenting  shareholders.
          -------------------------------------------------------------------------------------------------------------------------------------

7.   (Complete  this  item if  reporting  a  merger  underss.11.30  - 90%  owned subsidiary provisions.)

     a.   The  number  of  outstanding  shares  of each  class  of each  merging subsidiary  corporation  and the  number of such  shares of each class owned  immediately  prior to the adoption of the plan of merger by the parent corporation, are:

                          Total Number of Shares    Number of Shares of Each Class
                               Outstanding           Owned Immediately Prior to
Name of Corporation           of Each Class        Merger by the Parent Corporation

--------------------        -----------------          -------------------------

--------------------        -----------------          -------------------------

--------------------        -----------------          -------------------------

--------------------        -----------------          -------------------------

--------------------        -----------------          -------------------------

     b.   (Not applicable to 100% owned subsidiaries) The date of mailing a copy of the plan of  merger  and  notice  of the  right to  dissent  to the shareholders  of each merging  subsidiary  corporation  was  ________,
          ----.

          Was  written  consent  for the merger or written  waiver of the 30-day period by the holders of all the outstanding  shares of all subsidiary
          corporations received? |_|yes |_|no

          (If the answer is "No," the duplicate copies of the Articles of Merger may not be  delivered  to the  Secretary  of State until after 30 days following  the  mailing  of a copy of the  plan of  merger  and of the notice of the right to dissent  to the  shareholders  of each  merging subsidiary corporation.)

          8.   The  undersigned  corporations  have caused these  articles to be signed by their duly authorized  officers,  each of whom affirms, under  penalties  of perjury,  that the facts  stated  herein are true. (All signatures must be in BLACK INK.)

       Dated        July 26,        1999                    United Trust, Inc.
       (Month & Day)              (Year)           (Exact Name of Corporation)

       attested by  /s/ Patricia G. Fowler_         by  /s/ George E. Francis
       (Signature of Assistant Secretary)           (Signature of Vice President)

               Patricia G. Fowler                   George E. Francis
               (Type or Print Name and Title)       (Type or Print Name and Title)

       Dated        July 26,        1999                    United Income, Inc.
       (Month & Day)              (Year)            (Exact Name of Corporation)

       attested by  /s/ Patricia G. Fowler_         by  /s/ George E. Francis
         (Signature of Assistant Secretary)         (Signature of Vice President)

               Patricia G. Fowler                   George E. Francis
               (Type or Print Name and Title)       (Type or Print Name and Title)

       Dated               ,
       (Month & Day)              (Year)            (Exact Name of Corporation)

       attested by                                  by
      ((Signature of Assistant Secretary)           (Signature of Vice President)

               (Type or Print Name and Title)       (Type or Print Name and Title)

                                                                       Exhibit A
                                                           To Agreement and Plan
                                                               Of Reorganization

                        AGREEMENT AND ARTICLES OF MERGER

                                     Merging

                               UNITED INCOME, INC.

                       a corporation of the State of Ohio

                                  With and Into

                               UNITED TRUST, INC.

                     a corporation of the State of Illinois

     Agreement  and  Articles  of Merger,  dated July 26,  1999,  by and between
United Trust, Inc., an Illinois  corporation ("UTI") and United Income, Inc., an
Ohio corporation ("UII"), said corporations being together hereinafter sometimes referred to as the "constituent Corporations".

     Whereas, UTI is a corporation duly organized and existing under the laws of the State of Illinois and has  authorized  capital stock of 3,500,000  shares of
Common Stock, no par value, of which 2,518,438 shares are issued and outstanding with 29,260  shares being held in the  treasury and 150,000  shares of Preferred
Stock, par value $100 per share of which no shares are outstanding.

     Whereas, UII is a corporation duly organized and existing under the laws of the State of Ohio and has authorized capital stock of 2,310,001 shares of Common
Stock, no par value, of which 1,569,509  shares are issued and outstanding  with
177,590 shares being held in the treasury and 150,000 shares of Preferred Stock, par value $100 per share of which no shares are outstanding.

     Whereas, the Board of Directors of each of the Constituent Corporations has adopted  resolutions  declaring  advisable  and to  the  best  interests  of the
Constituent  Corporations and their respective  stockholders  that UII be merged with and into UTI,  and that  simultaneously  UTI will change its name to United
Trust  Group,  Inc.  (the  "Surviving  Corporation"),  under and pursuant to the
Illinois Business  Corporation Act and the Ohio General  Corporation Law, and on
the terms and conditions herein contained (the "Merger").

                                    ARTICLE I

     1.1 UTI and UII agree to effect  the  Merger of UII with and into UTI.  UTI and UII jointly own 100% of the outstanding capital stock of United Trust Group,
Inc., an Illinois  corporation  ("UTG").  Immediately  following the merger, UTI will  liquidate  UTG. UTI will change its name to UTG and shall be the Surviving
Corporation  and  shall  continue  to be  governed  by the laws of the  State of
Illinois.  The name of the Surviving  Corporation  shall be "United Trust Group,
Inc." The terms and conditions of the Merger and the manner of carrying the same into  effect  are  as set  forth  in  this  Agreement  and  Articles  of  Merger
(hereinafter referred to as this "Agreement").

     1.2  The  Certificate  of  Incorporation  of UTI, as in effect  immediately prior to the  Effective  Date,  until  further  amended,  shall be and
          constitute  the   Certificate  of   Incorporation   of  the  Surviving
          Corporation,  and an amendment to said  Certificate  of  Incorporation shall be effected as a result of the Merger to reflect its name change to United Trust Group, Inc.

     1.3  The Bylaws of UTI,  as in effect  immediately  prior to the  Effective
          Date, until further amended, shall be and constitute the Bylaws of the
          Surviving Corporation.

     1.4  The Board of  Directors of UTI shall not be changed as a result of the
          Merger.

     1.5  The officers of UTI shall not be changed as a result of the Merger.

                                   ARTICLE II

     2.1  The existence of UII shall cease on the Effective  Date of the Merger, and the existence of UTI shall  continue  unaffected and unimpaired by the Merger.  On the Effective  Date of the Merger,  in addition to the general powers of corporations, UTI shall enjoy the rights, franchises and  privileges  possessed  by each of the  Constituent  Corporations, subject to the restrictions,  liabilities,  duties and provisions of a corporation organized under the Illinois Business Corporation Act; and
          all the rights,  privileges,  franchises  and  interest of each of the
          Constituent  Corporations,  and all the property,  real,  personal and mixed, and all the debts due on whatever account to either of them, as well as all stock subscriptions, securities and other things in action belonging  to  either  of  them,  shall  be  taken  and  deemed  to be transferred  to and  vested  in  the  Surviving  Corporation,  without further  act or deed;  and all  claims,  demands,  property  and every interest  shall be the property of the Surviving  Corporation  as they were of the Constituent Corporation,  shall not be deemed to revert or deemed to be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; provided, however, that rights of creditors  and all liens upon any  property of any of the  Constituent
          Corporations  shall  not in any  manner  be  impaired,  nor  shall any liability or  obligation  due or to become due, or any claim or demand for any cause  existing  against any such  corporation  be released or impaired by such Merger, but the Surviving Corporation shall be deemed to have assumed and shall be liable for liabilities and obligations of either of the Constituent  Corporations,  in the same manner as if the
          Surviving  Corporations,  in  the  same  manner  as if  the  Surviving
          Corporation had itself incurred such liabilities or obligations.

     2.2  The Surviving  Corporation  may be served with process in the State of
          Ohio in any  proceeding  therein for  enforcement of any obligation of
          UII as well as for  enforcement of any obligation UII or the Surviving
          Corporation  arising from the Merger,  and the  Surviving  Corporation does hereby irrevocably  appoint the Secretary of the State of Ohio as its  agent to  accept  service  of  process  in any such suit or other proceeding.  The  address  to  which a copy of such  process  shall be mailed to said agent is c/o United Trust Group, Inc., 5250 South Sixth
          Street  Road,  Springfield,  Illinois  62703,  until  UTG  shall  have hereafter  designated in writing to the said agent a different address for such  purpose.  Service of such process may be made by  personally delivering  to and leaving  with said agent  duplicate  copies of such process,  one of  which  copies  the  agent  shall  forthwith  send by registered mail to UTG at the above address.

     2.3  The Surviving Corporation will promptly pay to dissenting stockholders of UII the  amount,  if any,  to which  they are  entitled  under  the relevant provisions of the Ohio General Corporation Law.

     2.4  Subject to the terms and conditions  herein  provided,  this Agreement
          shall  be  certified,   executed  and   acknowledged  to  comply  with
          applicable filing and recording  requirements of the Illinois Business
          Corporation  Act and the Ohio General  Corporation  Law on the closing date referred to in Section 6.8 of that certain  Agreement and Plan of
          Reorganization,   dated  March  31,  1998,   between  the  Constituent
          Corporations  (the  "Acquisition   Agreement"),   (the  date  of  such
          certification,  execution and acknowledgement being herein referred to as the "Closing  Date").  On the Closing Date or as soon thereafter as
          practicable,   a   certified   Agreement   and   Articles   of  Merger
          incorporating  this  Agreement  shall be filed  pursuant  to  Illinois
          Business Corporation Act and the Ohio General Corporation Law with the
          Secretary  of the  State of  Illinois  and Ohio,  respectively,  and a certified copy thereof shall be recorded in the Office of the Recorder
          of  the   appropriate   county  or  counties  in  Illinois  and  Ohio,
          respectively.  This Agreement  shall become  effective in the State of
          Illinois  at the close of  business on the day on which such filing is completed,  and shall  become  effective in the State of Ohio upon the issuance by the  Secretary  of the State of Ohio of a  Certificate  of
          Merger  (the  latter  of which  dates  is  herein  referred  to as the
          "Effective Date").

                                   ARTICLE III

     3.1  The manner of converting  or exchanging  the shares of UII into shares of UTI shall be as hereinafter set forth in this Article III.

     3.2  Each share of UTI Common  Stock  issued  and  outstanding  immediately prior  to the  Effective  Date  shall  continue  to be an  issued  and outstanding share of UTI, fully paid and non-assessable.

     3.3  Each share of UII Common  Stock  issued  and  outstanding  immediately prior to the Effective Date (excluding shares of UII Common Stock held by  UII as  treasury  stock,  which  shares  shall  be  cancelled  and extinguished  at the Effective Date) and all rights in respect thereof shall,  upon the  Effective  Date, by virtue of the Merger and without any action on the part of the holder  thereof,  be  exchanged  for and converted into one share of UTI Common Stock.

     3.4  Each share of UTI Common  Stock  issued  pursuant to this  Article III shall be fully paid and  non-assessable.  From and after the Effective
          Date, each certificate  which  theretofore  represented  shares of UII
          Common  Stock  shall  evidence  ownership  of shares of the UTI Common
          Stock  on the  basis  hereinafter  set  forth,  and the  exchange  and conversion  shall be complete  and  effective  on the  Effective  Date without  regard to the date or dates on which  outstanding  UII Common
          Stock shall be cancelled.

     3.5  On  the  Effective  Date,  UTI  will  deliver  to the  Exchange  Agent certificates  representing  the number of shares of UTI  Common  Stock that will be required for delivery to the stockholders of UII pursuant to the Merger,  and will take such further  action as may be necessary in order that  certificates  for shares of the UTI Common Stock may be delivered to the stockholders of UII. Dividends or other distributions payable  after the  Effective  Date to holder of record in  respect of such shares of the UTI Common  Stock issued in exchange for UII Common
          Stock  shall  not  be  paid  to  holders  thereof  until  certificates evidencing  the UII  Common  Stock are  surrendered  for  exchange  as aforesaid.

                                   ARTICLE IV

     4.1  The  obligations  of UTI and UII to effect the Merger shall be subject to all of the terms and conditions of the Acquisition Agreement.

     4.2  This  Agreement  may be terminated or amended prior to the Filing Date in the manner  and upon the  conditions  set forth in the  Acquisition
          Agreement.

     4.3  This Agreement may be executed in any number of counterparts,  each of which shall be deemed and  original  but all of which  together  shall constitute but one instrument.

     IN WITNESS  WHEREOF,  each of the Constituent  Corporations has caused this
Agreement to be duly executed by its duly authorized officer, attested to by its
Secretary and its corporate seal, all as of the date first above written.

                                                              UNITED TRUST, INC.
ATTEST:

/s/ George E. Francis                                /s/ Larry E. Ryherd
George E. Francis                                    Larry E. Ryherd
Secretary                                            Chief Executive Officer

[CORPORATE SEAL]

                                                             UNITED INCOME, INC.
ATTEST:

/s/ George E. Francis                                /s/ James E. Melville
George E. Francis                                    James E. Melville
Secretary                                            President

[CORPORATE SEAL]

     THE UNDERSIGNED, Chief Executive Officer of United Trust, Inc. who executed on behalf of said corporation the foregoing Agreement and Articles of Merger, of which this Certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said corporation, the foregoing Agreement and Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his  knowledge,  information  and  belief,  the  matters  and facts set forth therein with respect to the approval thereof are true in all material  respects, under the penalties of perjury.

                                                         Larry E. Ryherd
                                                         Chief Executive Officer

     THE UNDERSIGNED, President of United Income, Inc. who executed on behalf of said corporation the foregoing  Agreement and Articles of Merger,  of which this
Certificate is made a part, hereby acknowledges, in the name of and on behalf of said  corporation,  the  foregoing  Agreement  and  Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge,  information and belief, the matters and facts set forth therein with respect to the  approval  thereof are true in all material  respects,  under the penalties of perjury.

                                                         James E. Melville
                                                         President

                             File Number 5367-825-4

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

     WHEREAS,  ARTICLES OF AMENDMENT TO THE ARTICLES OF  INCORPORATION OF UNITED
TRUST, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED
IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS  CORPORATION
ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

     Now Therefore,  I, Jesse White, Secretary of State of the State of Illinois
by virtue of the powers  vested in me by law, do hereby  issue this  certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In   Testimony  Whereof,  I hereto set my hand and cause to be affixed  the
          Great Seal of the State of Illinois at the City of  Springfield,  this
          28th day of July A.D. 1999 and of the Independent of the United States
          the two hundred and 24th.

         (SEAL)

                                                     /s/ Jesse White
                                                     SECRETARY OF STATE

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                            UNITED TRUST GROUP, INC.

CORPORATE NAME:    United Trust Group, Inc.

2.   MANNER OF ADOPTION OF AMENDMENT:

          The following  amendment of the Articles of Incorporation  was adopted
          July 26 , 1999 in the  manner  indicated  below.  ("X"  one box  only)
          (Month & Day) (Year)

          |_|  By a majority of the  incorporators,  provided no directors  were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

          |_|  By a  majority  of the board of  directors,  in  accordance  with
               Section 10.10, the corporation  having issued no shares as of the time of adoption of this amendment;

                                                                        (Note 2)

          |_|  By a  majority  of the board of  directors,  in  accordance  with
               Section 10.15,  shares having been issued but shareholder  action not being required for the adoption of the amendment;

                                                                        (Note 3)

          |X|  By  the  shareholders,   in  accordance  with  Section  10.20,  a
               resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders,  not less than the minimum  number of votes required by statute and by the  articles  of  incorporation  were  voted  in  favor  of  the amendment;

                                                                        (Note 4)

          |_|  By the shareholders,  in accordance with Sections 10.20 and 7.10, a resolution  of the board of directors  having been duly adopted and submitted to the shareholders.  A consent in writing has been signed by shareholders having not less than the minimum number of votes  required by statute and by the articles of  incorporation.
               Shareholders  who have not  consented  in writing have been given notice in accordance with Section 7.10;

                                                                    (Note 4 & 5)

          |_|  By the shareholders,  in accordance with Sections 10.20 and 7.10, a resolution  of the board of directors  having been duly adopted and submitted to the shareholders.  A consent in writing has been
               signed  by  all  the  shareholders   entitled  to  vote  on  this
               amendment.

                                                                        (Note 5)

3.   TEXT OF AMENDMENT:

     a.   When  amendment  effects a name change,  insert the new corporate name below. Use Page 2 for all other amendments.

          Article I: The name of the corporation is:

          --------------------------          --------------------------------
                                                        (NEW NAME)
                 All changes other than name, include on page 2
                                     (over)

                                Text of Amendment

     b.   (If amendment  affects the corporate  purpose,  the amended purpose is required to be set forth in its entirety.  If there is not  sufficient space to do so, add one or more sheets of this size.)

          See attached Exhibit A.

4.   The  manner,  if not set  forth  in  Article  3b,  in which  any  exchange, reclassification  or cancellation  of issued shares,  or a reduction of the number of authorized  shares of any class below the number of issued shares of that class,  provided for or effected by this amendment,  is as follows:
     (If not applicable, insert "No change")

         No change

5.   (a) The  manner,  if not set forth in Article  3b, in which said  amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated  Capital and Paid-in  Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

         No change

     (b)  The amount of paid-in  capital  (Paid-in  Capital  replaces  the terms
          Stated Capital and Paid-in  Surplus and is equal to the total of these accounts)  as  changed  by  this  amendment  is as  follows:  (If  not applicable, insert "No change")

         No change

                                              Before Amendment   After Amendment

                    Paid-in Capital           $ ___________      $ ___ _________

    (Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.   The  undersigned  corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

       Dated        July 26,     1999                   United Trust Group, Inc.
                (Month & Day)   (Year)       (Exact Name of Corporation at date of execution)

       attested by  /s/ Patricia G. Fowler_        by  /s/ George E. Francis
       (Signature of Assistant Secretary)          (Signature of Vice President)

          Patricia G. Fowler                       George E. Francis
          (Type or Print Name and Title)           Type or Print Name and Title)

7.   If amendment is authorized  pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

If amendment is authorized by the directors  pursuant to Section 10.10 and there are no officers,  then a majority of the  directors or such  directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms,  under the penalties of perjury,  that the facts stated
herein are true.

Dated ______________________________ , _________
              (Month and Day)            (Year)

-----------------------------------    -----------------------------------

-----------------------------------    -----------------------------------

-----------------------------------    -----------------------------------

-----------------------------------    -----------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact  corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:  Incorporators  are permitted to adopt amendments ONLY before any shares have been issued and before any  directors  have been named or elected.  (ss.
     10.10)

NOTE 3: Directors may adopt amendments without shareholder  approval in only six instances, as follows:

     (g)  to remove the names and  addresses of directors  named in the articles of incorporation;

     (h)  to remove the name and  address of the  initial  registered  agent and registered  office,  provided a  statement  pursuant toss.5.10 is also filed;

     (i)  to split the issued  whole shares and  unissued  authorized  shares by multiplying  them by a whole number,  so long as no class or series is adversely affected thereby;

     (j)  to change the corporation name by substituting the word "corporation",
          "incorporated",  "company",  "limited",  or the abbreviation  "corp.",
          "inc.",  "co.",  or "ltd." for a similar word or  abbreviation  in the name or by adding a geographical attribution to the name;

     (k)  to  reduce  the   authorized   shares  of  any  class  pursuant  to  a
          cancellation statement filed in accordance withss.9.05,

     (l)  to  restate  the  articles  of  incorporation  as  currently  amended.
          (ss.10.15)

NOTE 4: All amendments not adopted underss.10.10 orss.10.15 require (1) that the board of directors adopt a resolution  setting forth the proposed amendment and (2) that the shareholders approve the amendment.

     Shareholder approval may be (1) by vote at a shareholders'  meeting (either annual or special) or (2) by consent, in writing, without a meeting.

     To be adopted,  the amendment must receive the affirmative  vote or consent of the holders of at least 2/3 of the  outstanding  shares entitled to vote on the  amendment  (but if class voting  applies,  then also at least a 2/3 vote within each class is required).

     The articles of  incorporation  may supercede the 2/3 vote  requirement  by specifying any smaller or larger vote  requirement not less than a majority of the  outstanding  shares  entitled  to vote and not less than a majority within each class when class voting applies. (ss.10.20)

NOTE 5: When shareholder  approval is by written consent,  all shareholders must be given  notice  of the  proposed  amendment  at least 5 days  before  the consent is signed.  If the amendment is adopted,  shareholders who have not signed  the  consent  must  be  promptly  notified  of the  passage  of the amendment. (ss.ss.7.10 & 10.20)

                                    EXHIBIT A

                              PROPOSED AMENDMENT TO
                            ARTICLES OF INCORPORATION

     On July 26,  1999,  the  following  proposed  amendment  to the Articles of
Incorporation, having been duly authorized and adopted by the Board of Directors of United Trust Group,  Inc.  was  approved and adopted by the  stockholders  of
United Trust Group, Inc. at a Special Meeting of the Shareholders.

     RESOLVED, that the Articles of Incorporation of United Trust Group, Inc. be
amended as follows:

8.   Article FOUR of the Articles of Incorporation  of United Trust Group,  Inc.
     shall be deleted and in its place the following shall be substituted:

                                  ARTICLE FOUR

Paragraph 1: The aggregate  number of shares which the corporation is authorized to issue is $7,150,000 divided into two classes.  The designation of each class, the number of shares of each class,  and the par value, if any, of the shares of each class,  or a  statement  that the shares of any class are without par value are as follows:

                                                       Par value per share or
             Series                Number of           statement that shares are
Class        (if any)              shares              without par value

Common       None                  7,000,000           Without par value

Preferred    To be fixed             150,000           $100
             by the Board
             of Directors

Paragraph 2: The preferences, qualifications,  limitations, restrictions and the special or relative rights in respect of the shares of each class are:

Common       None

Preferred    The Preferred  Stock is senior to the Common Stock and the Common
             Stock is subject to the rights and preferences of the Preferred Stock.

                                       A-1

Paragraph 3: PREFERRED STOCK. The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and  preferences  of the Preferred
Stock as hereinafter set forth.

Series - The  Preferred  Stock  may be  issued  from time to time in one or more series in any manner  permitted by law, as  determined  from time to time by the
Board of Directors and stated in the resolution or resolutions providing for the issuance of such stock  adopted by the Board of Directors  pursuant to authority hereby vested in it, each series to be  appropriately  designated,  prior to the issuance of any shares thereof,  by some  distinguishing  letter or number.  All shares of each  series of  Preferred  Stock  shall be alike in every  particular
(except as to the dates from which  dividends  shall  commence to  accrue).  All shares  of  Preferred  Stock  shall be of equal  rank and have the same  powers, preferences  and  rights,  and  shall be  subject  to the  same  qualifications, limitations,  and  restrictions,  without  distinction  between  the  shares  of different  series thereof,  except only in regard to the following  particulars, which may be different in different series:

     (a)  dates from which such dividends shall commence to accrue;

     (b)  the amount or amounts payable upon  redemption  thereof and the manner in which the same may be redeemed;

     (c)  the amount or amounts payable to holders thereof upon any voluntary or
          involuntary   liquidation,   dissolution,   or   winding   up  of  the
          corporation;

     (d)  the  provisions  relative  to a sinking  fund,  if any,  with  respect thereto;

     (e)  the terms and rates of conversion or exchange thereof,  if convertible or exchangeable; and

     (f)  the provisions as to voting rights, if any;

provided that if the stated dividends and amounts payable on liquidation are not paid in full,  the  shares of all  series of the  Preferred  Stock  shall  share ratably  in  the  payment  of  dividends  including  accumulation,  if  any,  in accordance  with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any  distribution of assets other than by way of  dividends  in  accordance  with the sums which  would be payable on such distribution if all sums payable were discharged in full.

The  designation of each  particular  series of Preferred Stock and its terms in respect of the foregoing  particulars shall be fixed and determined by the Board of Directors  in any manner  permitted  by law and stated in the  resolution  or resolutions  providing  for the  issuance of such stock  adopted by the Board of
Directors  pursuant to authority  hereby vested in it, before any shares of such series are issued, and shall be set forth in full or

                                       A-2

summarized on the stock certificates for such series. The Board of Directors may from time to time increase the number of shares of any series of Preferred Stock already  created by providing that any unissued  shares of Preferred Stock shall constitute  part of such series,  or may  decrease  (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred
Stock already created by providing that any unissued shares previously  assigned to such series shall no longer  constitute part thereof.  The Board of Directors is hereby  empowered to classify or reclassify any unissued  Preferred  Stock by fixing  or  altering  the  terms  thereof  in  respect  of  the  above-mentioned particulars  and by assigning  the same to an existing or newly  created  series from time to time before the issuance of such stock.

Dividends - The holders of  Preferred  Stock of each series shall be entitled to receive,  out of any  funds  legally  available  for the  purpose,  when  and as declared  by the Board of  Directors,  cash  dividends  thereon at such rate per annum as shall be fixed by resolution of the Board of Directors for such series, and no more,  payable as determined by the Board of Directors in the  resolution creating such series.  Such dividends shall be cumulative or non-cumulative,  as determined  by the Board of  Directors in fixing the rights and  preferences  of such  series,  and if  cumulative  shall be  deemed  to  accrue  from day to day regardless  of whether or not earned or declared,  and shall  commence to accrue with respect to each share of Preferred  Stock from such date or dates as may be fixed by the Board of Directors prior to the issue thereof.

In no event, so long as any Preferred Stock shall remain outstanding,  shall any dividend  whatsoever  (other than a dividend  payable in shares of stock ranking junior to the  Preferred  Stock as to the  dividends  and assets) be declared or paid upon,  nor shall any  distribution  be made or  ordered in respect  of, the
Common Stock or any class of stock ranking  junior to the Preferred  Stock as to dividends or assets,  nor shall any moneys (other than the net proceeds received from the sale of stock ranking junior to the Preferred Stock as to dividends and assets) be set aside for or applied to the  purchase  or  redemption  (through a sinking  fund or  otherwise)  or shares of Common Stock or of any other class of stock ranking junior to the Preferred Stock as to dividends or assets, unless

     (i) all  dividends on the  Preferred  Stock of all series for past dividend periods shall have been paid and the full dividend on all outstanding  shares of
Preferred  Stock of all series for the then current  dividend  period shall have been paid or declared and set apart for payment; and

     (ii) the corporation shall have set aside all amounts, if any,  theretofore required to be set aside as and for sinking  funds,  if any,  for the  Preferred
Stock of all series for the then  current  year,  and all  defaults,  if any, in complying with any such sinking fund  requirements  in respect of previous years shall have been made good.

                                       A-3

Redemption - The  corporation,  at the option of the Board of Directors,  may at any time  redeem  the  whole,  or from time to time may  redeem  any part of any series of Preferred Stock by paying therefor in cash the amount which shall have been  determined by the Board of  Directors,  in the  resolution or  resolutions authorizing  such series,  to be payable upon the  redemption  of such shares at such time.  Redemption  may be made of the whole or any part of the  outstanding shares of any one or more series,  in the  discretion of the Board of Directors;
if the  redemption  be a part of a  series,  the  shares to be  redeemed  may be selected by lot,  or all of the shares of such series may be redeemed  pro rate, in such manner as may be prescribed by resolutions of the Board of Directors.

Subject to the foregoing provisions and to any qualifications,  limitations,  or restrictions applicable to any particular series of Preferred Stock which may be stated in the  resolution  or  resolutions  providing  for the  issuance of such series,  the Board of Directors  shall have  authority to prescribe from time to time the manner in which any series of Preferred Stock shall be redeemed.

Liquidation  -  Upon  any   liquidation,   dissolution  or  winding  up  of  the
corporation,  whether  voluntary or  involuntary,  the  Preferred  Stock of each series shall be entitled,  before any  distribution  shall be made to the Common
Stock or to any  other  class  of  stock  junior  to the  Preferred  Stock as to dividends or assets to be paid the full preferential amount or amounts fixed the
Board of Directors for such series as herein authorized, but the Preferred Stock shall not be entitled to any further  payment and any remaining net assets shall be distributed  ratably to the holders of the outstanding  Common Stock. If upon such  liquidation,  dissolution  or  winding  up  of  the  corporation,  whether
voluntary  or  involuntary,   the  net  assets  of  the  corporation   shall  be
insufficient to permit the payment to the holders of all  outstanding  shares of
Preferred Stock of all series of the full preferential amounts to which they are respectively  entitled,  then the entire net assets of the corporation  shall be distributed  ratably to the holders of all outstanding shares of Preferred Stock in  proportion  to the full  preferential  amount to which  each  such  share is entitled.  Neither a consolidation  nor a merger of the corporation with or into any corporation or corporations nor the sale of all or substantially  all of the assets of the  corporation  shall be deemed to be a liquidation,  dissolution or winding up within the meaning of this clause.

Voting - The holders of the Preferred  Stock of each series shall be entitled to such  voting  rights,  if any, as shall be fixed by  resolution  of the Board of
Directors in creating such series. If so provided in the resolution creating any series of Preferred Stock, the shares of such series may be nonvoting.

Conversion or Exchange - Any series of Preferred  Stock may be made  convertible into, or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or classes or any other  series of the same or any other  class or  classes of stock of the corporation, at such price or prices

                                       A-4

or at such  rate or rates of  exchange  and with  such  adjustments  as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors.

Paragraph 4: COMMON STOCK.  The holders of the Common Stock shall be entitled to receive such  dividends as the Board of Directors may declare from time to time, provided  that any and all preferred  dividends on the  Preferred  Stock for the then current  quarter  have been  theretofore  set aside or paid,  and all prior quarterly  dividends  on the  Preferred  Stock have been paid in full.  Upon the liquidation of the  corporation,  the holders of the Common Stock shall receive, share and share alike, all of the net assets of the corporation  remaining after the payment of the liquidation  preference payable with respect to the Preferred
Stock.  The Common Stock shall not be subject to redemption or retirement.  Each holder of the Common  Stock shall be entitled to one vote for each share of such stock standing in his name on the books of the  corporation.  The holders of the
Common  Stock  shall  not have  cumulative  voting  rights  in the  election  of directors.

Paragraph 5: NO PRE-EMPTIVE  RIGHTS.  No stockholder of the  corporation  shall, because  of his  ownership  of  stock,  have a  pre-emptive  or  other  right to purchase,  subscribe for or take any part of any stock or any part of the notes, debentures,  bonds, or other securities  convertible into or carrying options or warrants to purchase stock of the corporation. Any part of the capital stock and any part of the notes, debentures, bonds or other securities convertible into or carrying the Articles of Incorporation or any amendment thereto, may at any time be  issued,  optioned  for  sale,  and sold or  disposed  of by the  corporation pursuant to  resolutions of its Board of Directors to such persons and upon such terms as may to such Board seem  proper  without  first  offering  such stock or securities or any part thereof to existing stockholders.

                                                                     EXHIBIT 3.2

                                     BY-LAWS

                                       OF

                               UNITED TRUST, INC.

                                    ARTICLE I

                                     OFFICES

     The  corporation  shall  continuously  maintain  in the State of Illinois a registered office and a registered agent whose business office is identical with such registered office, and may have other offices within or without the state.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 1. ANNUAL MEETING.  An annual meeting of the shareholders  shall be held on the second Tuesday in April of each year or at such time as the board of directors  may  designate  for the  purpose of  electing  directors  and for the transaction  of such other  business as may come before the meeting.  If the day fixed for the annual  meeting  shall be a legal  holiday,  such meeting shall be held on the next succeeding business day.

     SECTION 2. SPECIAL  MEETINGS.  Special  meetings of the shareholders may be called either by the  president,  by the board of directors or by the holders of not  less  than  one-fifth  of all the  outstanding  shares  of the  corporation entitled to vote, for the purpose or purposes stated in the call of the meeting.

     SECTION 3. PLACE OF  MEETING.  The board of  directors  may  designate  any place, as the place of meeting for any annual meeting or for any special meeting called by the board of  directors.  If no  designation  is made, or if a special
meeting   be   otherwise   called,   the   place   of   meeting   shall   be  at
--------------------.

     SECTION 4. NOTICE OF MEETINGS.  Written notice stating the place, date, and hour of the  meeting  and,  in the case of a special  meeting,  the  purpose  or purposes for which the meeting is called,  shall be  delivered  not less than 10 nor  more  than 60 days  before  the  date of the  meeting,  or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than 20 nor more than 60 days  before  the date of the  meeting, either  personally or by mail, by or at the direction of the  president,  or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be  delivered  when  deposited  in the United  States mail  addressed  to the shareholder  at  his  or  her  address  as it  appears  on  the  records  of the corporation,  with  postage  thereon  prepaid.  When a meeting is  adjourned  to another time or place,  notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the  adjournment is taken.

     SECTION  5.  FIXING OF RECORD  DATE.  For the  purpose of  determining  the shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders  entitled to receive payment of any dividend, or in order to make a determination  of  shareholders  for any  other  proper  purpose,  the  board of directors  of the  corporation  may fix in advance a date as the record date for any such  determination  of  shareholders,  such date in any case to be not more than 60 days and for a meeting of shareholders, not less than 10 days, or in the case of a merger, consolidation,  share exchange,  dissolution or sale, lease or exchange of assets, not less than 20 days before the date of such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of  shareholders,  or  shareholders  entitled to receive payment of a dividend,  the date on which notice of the meeting is mailed or the date on which the  resolution of the board of directors  declaring such dividend is adopted,  as the case may be, shall be the record date for such determination of shareholders.  A determination of shareholders shall apply to any adjournment of the meeting.

     SECTION 6. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the corporation  shall make,  within 20 days after the record date for a meeting of shareholders or 10 days before such meeting,  whichever is earlier,  a complete list of the shareholders  entitled to vote at such meeting, arranged  in  alphabetical  order,  with the address of and the number of shares held by each,  which list, for a period of 10 days prior to such meeting,  shall be kept on file at the  registered  officer  of the  corporation  and  shall  be subject to inspection by any  shareholder,  and to copying at the  shareholder's expense,  at any time  during  usual  business  hours.  Such list  shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder  during the whole time of the meeting.  The original  share  ledger or transfer  book,  or a duplicate  thereof kept in this
State, shall be prima facie evidence as to who are the shareholders  entitled to examine such list or share ledger or transfer  book or to vote at any meeting of shareholders.

     SECTION 7. QUORUM.  The holders of a majority of the outstanding  shares of the corporation entitled to vote on a matter, represented in person or by proxy, shall  constitute  a quorum for  consideration  of such matter at any meeting of shareholders,  but in no event shall a quorom  consist of less than one-third of the  outstanding  shares  entitled  so to  vote;  provided  that if less  than a majority of the outstanding  shares are represented at said meeting,  a majority of the shares so represented may adjourn the meeting at any time without further notice.  If a quorum is present,  the  affirmative  vote of the  majority of the shares  represented at the meeting shall be the act of the shareholders,  unless the vote of a greater  number or voting by classes is required  by the  Business
Corporation  Act,  the  articles  of  incorporation  or  these  by-laws.  At any adjourned  meeting  at which a quorum  shall be  present,  any  business  may be transacted which might have been transacted at the original meeting.  Withdrawal of shareholders  from any meeting shall not cause failure of a duty  constituted quorum at that meeting.

     SECTION  8.  PROXIES.  Each  shareholder  may  appoint  a proxy  to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so  appointed,  but no such proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 9. VOTING OF SHARES.  Each outstanding share,  regardless of class, shall be entitled to one vote in each matter  submitted  to vote at a meeting of shareholders,  and in all elections for directors,  every shareholder shall have the right to vote the  number of shares  owned by such  shareholder  for as many persons as there are  directors  multiplied  by the number of such  shares or to distribute  such  cumulative  votes  in  any  proportion  among  any  number  of candidates.  Each  shareholder may vote either in person or by proxy as provided in SECTION 8 hereof.

     SECTION  10.  VOTING OF  SHARES  BY  CERTAIN  HOLDERS.  Shares  held by the corporation  in a  fiduciary  capacity  may be voted  and  shall be  counted  in determining the total number of outstanding shares entitled to vote at any given time.

     Shares registered in the name of another corporation,  domestic or foreign, may be  voted  by any  officer,  agent,  proxy  or  other  legal  representative authorized  to  vote  such  shares  under  the  law  of  incorporation  of  such corporation.

     Shares  registered  in the name of a  deceased  person,  a minor  ward or a person  under  legal  disability,  may be  voted  by  his or her  administrator, executor or court  appointed  guardian,  either in person or by proxy  without a transfer of such shares into the name of such  administrator,  executor or court appointed  guardian.  Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

     Shares  registered in the name of a receiver may be voted by such receiver, and  shares  held by or under the  control  of a  receiver  may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained  in an  appropriate  order of the court by which such  receiver was appointed.

     A  shareholder  whose  shares are  pledged  shall be  entitled to vote such shares until the shares have ben transferred  into the name of the pledgee,  and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Any number of  shareholders  may create a voting  trust for the  purpose of conferring  upon a trustee or trustees the right to vote or otherwise  represent their  shares,  for a period not to exceed 10 years,  by entering into a written voting trust agreement  specifying the terms and conditions of the voting trust, and by transferring  their shares to such trustee or trustees for the purpose of the  agreement.  Any such trust  agreement  shall not become  effective  until a counterpart of the agreement is deposited with the corporation at its registered office.  The  counterpart  of the voting trust  agreement so deposited  with the corporation  shall be subject to the same right of  examination by a shareholder of the  corporation,  in  person or by agent or  attorney,  as are the books and records of the corporation, and shall be subject to examination by any holder of a  beneficial  interest  in the  voting  trust,  either in person or by agent or attorney, at any reasonable time for any proper purpose.

     Shares of its own stock belonging to this  corporation  shall not be voted, directly or  indirectly,  at any meeting and shall not be counted in determining the total number of outstanding  shares at any given time, but shares of its own stock held by it in a  fiduciary  capacity  may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     SECTION 11. VOTING  RIGHTS.  Cumulative  voting rights of all  shareholders shall be eliminated in all circumstances.  The preferred stock may be non-voting except as required by law.

     The  articles  of  incorporation  may be  amended  to  limit  or  eliminate cumulative voting rights in all or specified circumstances,  or to limit or deny voting rights or to provide  special voting rights as to any class or classes or series of shares of the corporation.

     SECTION 12.  INSPECTORS.  At any  meeting of  shareholders,  the  presiding officer may, or upon the request of any  shareholder,  shall appoint one or more persons as inspectors for such meeting.

     Such inspectors shall ascertain and report the number of shares represented at the  meeting,  based upon their  determination  of the validity and effect of proxies;  count all votes and report the results;  and do such other acts as are proper to conduct the election and voting with  impartiality and fairness to all the shareholders.

     Each report of an inspector shall be in writing and singed by him or her or by a  majority  of them if  there  be more  than one  inspector  acting  at such meeting. If there is more than one inspector,  the report of a majority shall be the report of the  inspectors.  The report of the inspector or inspectors on the number of shares represented at the meeting and the results shall be prima facie evidence thereof.

     SECTION 13.  INFORMAL  ACTION BY  SHAREHOLDERS.  Any action  required to be taken at a meeting of the  shareholders,  or any other action which may be taken at a meeting of the  shareholders,  may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken shall be signed
(a) if 5 days prior notice of the proposed  action is given in writing to all of the shareholders  entitled to vote with respect to the subject matter hereof, by the holders of  outstanding  shares  having not less than the minimum  number of votes that would  necessary  to  authorize  or take such  action at a meeting at which all shares  entitled to vote thereon were present and voting or (b) by all of the shareholders entitled to vote with respect to the subject matter thereof.

     Prompt  notice of the taking of the corporate  action  without a meeting by less  than  unanimous  written  consent  shall  be  given  in  writing  to those shareholders  who have not  consented  in writing.  In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Business  Corporation Act if such action had been voted on by the  shareholders at a meeting thereof,  the certificate  filed under such section  shall  state,  in  lieu  of any  statement  required  by  such  section concerning  any vote of  shareholders,  that  written  consent has been given in accordance  with the provisions of SECTION 7.10 of the Business  Corporation Act and that written notice has been given as provided in such SECTION 7.10.

     SECTION 14. VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding  officer shall order or any  shareholder  shall demand that voting be by ballot.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. GENERAL POWERS. The business of the corporation shall be managed by or under the direction of its board of directors.  A majority of the board of directors  may  establish  reasonable  compensation  for their  services and the services of other officers, irrespective of any personal interest.

     SECTION 2. NUMBER,  TENURE AND  QUALIFICATIONS.  The number of directors of the corporation  shall be eleven (11). Each director shall hold office until the next annual  meeting of  shareholders;  or until his  successor  shall have been
elected  and  qualified.   Directors  need  not  be  residents  of  Illinois  or
shareholders  of the  corporation.  The number of directors  may be increased or decreased from time to time by the amendment of this section.  No decrease shall have the effect of shortening the term of any incumbent director.

     SECTION 3. REGULAR  MEETINGS.  A regular  meeting of the board of directors shall be held  without  other  notice than this  by-law,  immediately  after the annual  meeting  of  shareholders.  The  board  of  directors  may  provide,  by resolution,  the time and place  for  holding  of  additional  regular  meetings without other notice than such resolution.

     SECTION 4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

     SECTION 5. NOTICE.  Notice of any special  meeting  shall be given at least two (2) days previous thereto by written notice to each director at his business address.  If mailed,  such notice shall be deemed to be delivered when deposited in the United States mail so addressed,  with postage thereon prepaid. If notice be given by  telegram,  such  notice  shall be deemed to be  delivered  when the telegram is delivered by the telegram  company.  The attendance of a director at any meeting shall constitute a waiver of notice of such meeting,  except where a director  attends  a  meeting  for  the  express  purpose  of  objecting  to the transaction  of any business  because  sthe  meeting is not  lawfully  called or convened.  Neither  the  business to be  transacted  at, nor the purpose of, any regular or special  meeting of the board of  directors  need be specified in the notice or waiver of notice of such meeting.

     SECTION 6.  QUORUM.  A majority of the number of  directors  fixed by these by-law shall  constitute a quorum for  transaction of business at any meeting of the board of directors,  provided that if less than a majority of such number of directors are present at said meeting,  a majority of the directors  present may adjourn the meeting at any time without further notice.

     SECTION  7.  MANNER OF ACTING.  The act of the  majority  of the  directors present at a meeting at which a quorum is present  shall be the act of the board of directors,  unless the act of a greater number is required by statute,  these by-laws, or the articles of incorporation.

     SECTION 8.  VACANCIES.  Any vacancy on the board of directors may be filled by election at the next annual or special meeting of shareholders. A majority of the board of  directors  may fill any  vacancy  prior to such  annual or special meeting of shareholders.

     SECTION 9.  RESIGNATION AND REMOVAL OF DIRECTORS.  A director may resign at any time upon  written  notice  to the board of  directors.  A  director  may be removed with or without cause,  by a majority of  shareholders  if the notice of the meeting names the director or directors to be removed at said meeting.

     SECTION 10.  INFORMAL  ACTION BY  DIRECTORS.  The authority of the board of directors  may be exercised  without a meeting if a consent in writing,  setting forth the action taken, is signed by all of the directors entitled to vote.

     SECTION 11. COMPENSATION.  The board of directors,  by the affirmative vote of a majority of  directors  then in office,  and  irrespective  of any personal interest of any of its members,  shall have  authority  to establish  reasonable compensation  of all  directors  for services to the  corporation  as directors, officers or  otherwise  notwithstanding  any director  conflict of interest.  By resolution of the board of directors,  the directors may be paid their  expense, if any, of attendance at each meeting of the board.  No such payment  previously mentioned  in  this  section  shall  preclude  any  director  from  serving  the corporation in any other capacity and receiving compensation therefor.

     SECTION 12.  PRESUMPTION OF ASSENT.  A director of the  corporation  who is present at a meeting of the board of directors at which action on any  corporate matter is taken shall be  conclusively  presumed to have  assented to the action taken  unless his or her dissent  shall be entered in the minutes of the meeting or unless he or she shall file his or her  written  dissent to such  action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by  registered or certified  mail to the secretary of the corporation  immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 13. COMMITTEES. A majority of the board of directors may create one or more committees of two or more members to exercise  appropriate  authority of the board of directors.  A majority of such committee shall  constitute a quorum for transaction of business. A committee may transact business without a meeting by unanimous written consent.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. NUMBER.  The officers of the  corporation  shall be a president, one or more vice-presidents,  a treasurer, a secretary,  and such other officers as may be  elected  or  appointed  by the  board of  directors.  Any two or more offices may be held by the same person.

     SECTION 2.  ELECTION AND TERM OF OFFICE.  The  officers of the  corporation shall be elected  annually by the board of directors at the first meeting of the board of  directors  held after each  annual  meeting  of  shareholders.  If the election of officers  shall not be held at such meeting,  such election shall be held as soon thereafter as conveniently  may be.  Vacancies may be filled or new offices  created  and  filled at any  meeting  of the board of  directors.  Each officer shall hold office until his  successor  shall have been duly elected and shall have  qualified  or until his death or until he shall resign or shall have been removed in the manner  hereinafter  provided.  Election of an officer shall not of itself create contract rights.

     SECTION  3.  REMOVAL.  Any  officer  elected or  appointed  by the board of directors may be removed by the board of directors  whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS.  The President
and Chairman of the Board of Directors shall be the principal  executive officer of the  corporation.  Subject  to the  direction  and  control  of the  board of directors, he/she shall be in charge of the business of the corporation;  he/she shall see that the  resolutions  and  directions  of the board of directors  are carried into effect except in those  instances in which that  responsibility  is specifically  assigned to some other person by the board of  directors;  and, in general  he/she shall  discharge all duties  incident to the office of president and such other duties as may be prescribed  by the board of directors  from time to time. He shall preside at all meetings of the  shareholders  and of the board of  directors.  Except in those  instances in which the  authority to execute is expressly  delegated  to  another  officer  or  agent  of the  corporation  or a different mode of execution is expressly prescribed by the board of directors or these by-laws,  he may execute for the corporation  certificates for its shares, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation  and either  individually or with the  secretary,  any assistant  secretary,  or any other officer  thereunto authorized by the board of directors,  according to the requirements of the form of the instrument.  He may vote all securities which the corporation is entitled to vote  except  as and to the  extent  such  authority  shall  be  vested  in a different officer or agent of the corporation by the board of directors.

     SECTION 5. EXECUTIVE  VICE-PRESIDENT.  The executive  vice-president  shall assist the  president and chairman of the board of directors in the discharge of his/her  duties as from time to time may be assigned to him/her by the president and  chairman of the board of  directors  or by the board of  directors.  In the absence of the president and chairman of the board of directors, or in the event of his/her  inability  or refusal to act,  the  executive  vice-president  shall perform the duties of the president and chairman of the board of directors,  and when  so  acting,  shall  have  all  the  powers  of and be  subject  to all the restrictions  upon the president and chairman of the board of directors.  Except in those  instances in which the authority to execute is expressly  delegated to another  officer or agent of the corporation or a different mode of execution is expressly  prescribed by the board of directors or these  by-law,  the executive vice-president  may execute for the corporation  certificates for its shares and any contracts,  deeds, mortgages,  bonds or other instruments which the board of directors  has  authorized  to be  executed,  and  he/she  may  accomplish  such execution  either  under or  without  the  seal of the  corporation  and  either individually or with the secretary, and assistant secretary, or any other office thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

     SECTION 6. THE TREASURER.  The treasurer shall be the principal  accounting and financial  officer of the  corporation.  He shall: (a) have charge of and be
responsible   for  the   maintenance  of  adequate  books  of  account  for  the
corporation;  (b) have  charge and  custody of all funds and  securities  of the corporation,  and be responsible  therefor and for the receipt and  disbursement thereof;  and (c) perform all the duties incident to the office of treasurer and such other  duties as from time to time may be assigned to him by the  president or by the  board of  directors.  If  required  by the  board of  directors,  the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors may determine.

     SECTION 7. THE SECRETARY.  The secretary  shall:  (a) record the minutes of the shareholders'  and of the board of directors'  meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the  provisions  of these by-law or as required by law; (c) be custodian of the corporate records and of the seal of the corporation; (d) keep a register of the  post-office  address of each  shareholder  which shall be  furnished to the secretary by such shareholder; (e) sign with the president, or a vice-president,
or  any  other  officer   thereunto   authorized  by  the  board  of  directors,
certificates for shares of the  corporation,  the issue of which shall have been authorized  by the board of  directors,  and any  contracts,  deeds,  mortgages, bonds,  or other  instruments  which the board of directors has authorized to be executed,  according to the  requirements of the form of the instrument,  except when a different  mode of  execution  is  expressly  prescribed  by the board of directors or these by-laws;  (f) have general charge of the stock transfer books of the  corporation;  (g) have authority to certify the by-laws,  resolutions of the  shareholders  and board of  directors  and  committees  thereof,  and other documents of the corporation as true and correct copies thereof; and (h) perform all duties  incident to the office of  secretary  and such other  duties as from time to time  may be  assigned  to  him/her  by the  president  or the  board of directors.

     SECTION 8.  ASSISTANT  TREASURER AND ASSISTANT  SECRETARIES.  The assistant treasurers  and  assistant  secretaries  shall  perform  such duties as shall be assigned to them by the  treasurer  or the  secretary,  respectively,  or by the president or the board of directors. The assistant secretaries may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors,  certificates  for shares of the  corporation,  the issue of which shall have been  authorized by the board of directors,  and any contracts, deeds,  mortgages,  bonds, or other instruments which the board of directors has authorized  to be  executed,  according to the  requirements  of the form of the instrument, except when a different mode of execution is expressly prescribed by the  board of  directors  or  these  by-laws.  The  assistant  treasurers  shall respectively, if required by the board of directors, give bonds for the faithful discharge  of their  duties in such sums and with such  sureties as the board of directors shall determine.

     SECTION 9. SALARIES.  The salaries of the officers shall be fixed from time to time by the  board  of  directors  and no  officer  shall be  prevented  from receiving  such  salary by reason of the fact that he is also a director  of the corporation.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1.  CONTRACTS.  The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the  corporation,  and such authority may be general or confined to specific interests.

     SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness  shall be issued in its name unless  authorized by a resolution of the board of directors.

     SECTION 3. CHECKS,  DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness is issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the  corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

     SECTION 4. DEPOSITS.  All funds of the corporation  not otherwise  employed shall be deposited  from time to time to the credit of the  corporation  in such banks,  trust  companies or other  depositories  as the board of  directors  may select.

                                    ARTICLE V

                            SHARES AND THEIR TRANSFER

     SECTION 1. SHARES  REPRESENTED BY CERTIFICATES AND  UNCERTIFICATED  SHARES.
Shares either shall be represented by  certificates  or shall be  uncertificated shares.

     Certificates  representing shares of the corporation shall be signed by the appropriate  officers and may be sealed with the seal or a facsimile of the seal of the  corporation.  If a certificate is  countersigned  by a transfer agent or registrar,  other than the corporation or its employee, any other signatures may be  facsimile.  Each  certificate  representing  shares  shall be  consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued,  the number and class of shares  (with  designation  of series,  if any), the date of issue,  and that the corporation is authorized to issue shares of more than one class or of series within a class,  the certificate  shall also contain such information or statement as may be required by law.

     Unless prohibited by the articles of incorporation,  the board of directors may  provide  by  resolution  that  some or all of any class or series of shares shall be  uncertificated  shares.  Any such resolution shall not apply to shares represented by a certificate  until the certificate has been  surrendered to the corporation.  Within a  reasonable  time  after  the  issuance  or  transfer  of uncertificated shares, the corporation shall send the registered owner thereof a written notice of all information that would appear on a certificate.  Except as otherwise  expressly provided by law, the rights and obligations to those of the holders of  uncertificated  shares shall be identical to those of the holders of certificates representing shares of the same class and series.

     The name and  address of each  shareholder,  the number and class of shares held and the date on which the shares were issued  shall be entered on the books of the  corporation.  The person in whose name shares  stand on the books of the corporation  shall be deemed the owner  thereof for all  purposes as regards the corporation.

     SECTION 2. LOST  CERTIFICATES.  If a  certificate  representing  shares has allegedly  been lost or destroyed the board of directors may in its  discretion, except as may be required by law,  direct that a new  certificate be issued upon such indemnification and other reasonable requirements as it may impose.

     SECTION 3. TRANSFER OF SHARES.  Transfer of shares of the corporation shall be recorded on the books of the corporation. Transfer of shares represented by a certificate,  except in the case of a lost or  destroyed  certificate,  shall be made on  surrender  for  cancellation  of the  certificate  for such  shares.  A certificate  presented  for transfer must be duly  endorsed and  accompanied  by
proper  guaranty  of  signature  and  other  appropriate   assurances  that  the
endorsement is effective.  Transfer of an uncertificated  share shall be made on receipt by the corporation of an instruction  from the registered owner or other appropriate  person.  The instruction  shall be in writing or a communication in such form as may be agreed upon in writing by the corporation.

                                   ARTICLE VII

                                   FISCAL YEAR

 The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

     The  board of  directors  may  authorize,  and the  corporation  may  make, distributions to its  shareholders,  subject to any restrictions in its articles of incorporation or provided by law.

                                   ARTICLE IX

                                      SEAL

     The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal,  Illinois." The seal may be used by causing it or a  facsimile  thereof  to be  impressed  or  affixed  or  in  any  other  manner reproduced,  provided that the affixing of the  corporate  seal to an instrument shall  not  give the  instrument  additional  force or  effect,  or  change  the construction thereof, and the use of the corporate seal is not mandatory.

                                    ARTICLE X

                                WAIVER OF NOTICE

     Whenever any notice is required to be given under the  provisions  of these by-laws or under the  provisions of the articles of  incorporation  or under the provisions of The Business  Corporation  Act of the State of Illinois,  a waiver thereof in writing,  signed by the person or persons  entitled  to such  notice, whether before or after the time stated therein,  shall be deemed  equivalent to the giving of such notice.  Attendance at any meeting shall constitute waiver of notice  thereof  unless the person at the meeting  objects to the holding of the meeting because proper notice was not given.

                                   ARTICLE XI

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 1. The corporation shall indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative  (other than an action by or in the right of the  corporation)  by reason of the fact that such person is or was a director,  officer,  employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments,  fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such  action,  suit or  proceeding  if he acted in good faith and in a manner he reasonably  believed  to be in or not  opposed  to  the  best  interests  of the corporation,  and,  with respect to any criminal  action or  proceeding,  had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceedings by judgment or settlement,  conviction or upon a plea of nolo  contendere  or its  equivalent,  shall not,  of  itself,  create a presumption  that the person did not act in good faith and in a manner  which he or she  reasonably  believed to be in or not opposed to the best interest of the corporation,  and  with  respect  to any  criminal  action  or  proceeding,  had reasonable cause to believe that his conduct was unlawful.

     SECTION 2. The corporation shall indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed action or suit by or in the right of the  corporation  to procure a judgment  in its favor by reason of the fact that such person is or was a director,  officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,   trust  or  other  enterprise  against  expenses
(including  attorneys' fees) actually and reasonably  incurred by such person in connection  with the defense or  settlement  of such action or suit if he or she acted in good faith and in a manner he or she  reasonably  believed  to be in or not  opposed  to the  best  interests  of the  corporation  and  except  that no indemnification  shall be made in respect  of any  claim,  issue or matter as to which such  person  shall have been  adjudged  to be liable  for  negligence  or misconduct in the performance of his duty to the corporation  unless and only to the  extent  that the  court in which  such  action  or suit was  brought  shall determine upon  application  that despite the  adjudication  of liability but in view of all the  circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 3. To the extent that a director,  officer,  employee or agent of a corporation has been successful,  on the merits or otherwise,  in the defense of any action, suit or proceeding referred to in sections 1 and 2, or in defense of any claim,  issue or matter  therein,  such person shall be indemnified  against
expenses  actually  and  reasonably   incurred  by  such  person  in  connection
therewith.

     SECTION 4. Any indemnification  under sections 1 and 2 shall be made by the corporation  only as authorized in the specific case upon a  determination  that indemnification  of the  director,  officer,  employee or agent is proper in the circumstances  because he or she has met the applicable  standard of conduct set forth in sections 1 and 2. Such determination  shall be made (a) by the board of directors by a majority  vote of a quorum  consisting  of directors who were not parties  to such  action,  suit or  proceeding,  or (b) if such a quorum  is not obtainable,  or, even if  obtainable,  a quorum of  disinterested  directors  so directs,  by  independent  legal  counsel  in a written  opinion,  or (c) by the shareholders.

     SECTION 5. Expenses incurred in defending a civil or criminal action,  suit or proceeding may be paid by the corporation in advance of the final disposition of such action,  suit or proceeding,  as authorized by the board of directors in the  specific  case,  upon  receipt  of an  undertaking  by or on  behalf of the director,  officer,  employee  or agent to repay  such  amount,  unless it shall ultimately be  determined  that he or she is entitled to be  indemnified  by the corporation as authorized in this article.

     SECTION 6. The indemnification provided by this article shall not be deemed exclusive  of any other  rights to which those  seeking  indemnification  may be entitled  under any by-law,  agreement  vote of  shareholders  or  disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another  capacity while holding such office,  and shall continue as to a person  who has ceased to be a  director,  officer,  employee  or agent and shall inure to the benefit of the heirs,  executors and administrators of such a person.

     SECTION  7. The  corporation  shall  have power to  purchase  and  maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity,  or arising out of his or her status as such,  whether or not the corporation  would have the power to indemnify such person  against such  liability  under the provisions of these sections.

     SECTION 8. If the corporation  has paid indemnity or had advanced  expenses to a director,  officer,  employee or agent,  the  corporation  shall report the indemnification  or advance in  writing to the  shareholders  with or before the notice of the next shareholders' meeting.

     SECTION 9. References to "the  corporation"  shall include,  in addition to the surviving  corporation,  any merging corporation,  including any corporation having merged with a merging  corporation,  absorbed in a merger which otherwise would have  lawfully been entitled to indemnify  its  directors,  officers,  and employees or agents.

                                   ARTICLE XII

                                   AMENDMENTS

     Unless the power to make, alter, amend or repeal the by-laws is reserved to
the  shareholders  by  the  articles  of  incorporation,   the  by-laws  of  the
corporation may be made, altered, amended or repealed by the shareholders or the board of directors,  but no by-law adopted by the  shareholders  may be altered, amended or repealed  by the board of  directors  if the by-laws so provide.  The by-laws may contain any  provisions  for the  regulation  and  management of the affairs of the  corporation  not  inconsistent  with the law or the  articles of incorporation.

                                   CERTIFICATE

     The  undersigned,  the duly  elected and acting  Secretary  of United Trust
Group,  Inc.,  hereby  certifies  that the following  amendment to the Bylaws of
United Trust Group,  Inc. was adopted by resolution of the Board of Directors of
United Trust Group, Inc. on March 26, 2002, and that such resolution  remains in full force and effect and has not been amended, altered or repealed.

          "WHEREAS,  the UTG Board  desires to amend  Article III,  Section 2 of
     UTG's  Bylaws in order to  establish  a  variable  range for the  number of directors of the company.

          NOW  THEREFORE  BE IT RESOLVED,  that  Article  III,  Section 2 of the company's  Bylaws, be and hereby is amended and restated in its entirety as follows:

          "Section 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be no more than eleven (11) nor less than six (6), the exact  number of  directors  within such range to be fixed from time to time by  resolution  of the board of directors or the  shareholders  of the corporation.  No decrease in the number of directors  shall have the effect of shortening the term of any incumbent director. Each successor shall have been elected and qualified.  Directors need not be residents of Illinois or shareholders of the corporation."

Date:  _______________, 2002

                                                   /S/ Theodore C. Miller
                                                   Theodore C. Miller, Secretary